OTHER OPERATING INCOME AND EXPENSES (Details) - CLP ($) $ in Millions		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Other Operating Income And Expenses
Income from assets received in lieu of payment		$ 3,330	$ 1,663	$ 2,455
Income from sale of investments in other companies				617
Release of contingencies provisions	[1]	29,903
Other income
Leases		264	519	708
Income from sale of property, plant and equipment	[2]	23,229	2,017	381
Recovery of provisions for contingencies
Compensation from insurance companies due to damages		1,237	1,530	435
Other		4,053	698	1,843
Subtotal		28,783	4,764	3,367
Total		$ 62,016	$ 6,427	$ 6,439

[1]	In accordance with IAS 37, the Bank recorded contingencies provisions, which during 2017 were favorable to the Bank.
[2]	Corresponds to legal cession of rights made by Bansa Santander S.A. which result in an income of Ch$20.663 million, as stated in Note N25.